UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 4, 2019

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2019, Albany International Corp. (the “Company”) announced that Mr. Greg Harwell has been named Group President of the Company’s AEC Business segment, reporting directly to Company President and CEO Olivier Jarrault, effective November 4th.

Mr. Harwell brings more than 25 years of aerospace experience in operational roles of increasing responsibility, including most recently as President of Aerostructures for Precision Castparts (PCC) from March 2017 until March 2019, where he was responsible for managing all aspects of the organization for the Aerostructures division with annual revenues of over $1.5B and 30 facilities globally. From November 2014 until March 2017, he served as Vice President and General Manager in charge of Global Operations Strategy at Alcoa Fastening Systems and Rings, and before November 2014 served in a number of operational positions within Alcoa Fastening Systems.  Since March 2019, Mr. Harwell has been a consultant to Arlington Capital Partners, providing M&A advisory services.

A copy of the Company’s press release, dated November 4, 2019, which sets forth other information required to be disclosed by this Item and is incorporated by reference herein, is attached as Exhibit 99.1.

A summary of Mr. Harwell’s employment agreement and material compensation terms, which is incorporated by reference herein, is attached as Exhibit 99.2.

Item 9.01 Exhibits

Exhibit 99.1                          President, Albany Engineered Composites announcement dated November 4, 2019.
Exhibit 99.2                          Summary of Harwell compensation terms

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

	By:	/s/ Stephen M. Nolan

Name: Stephen M. Nolan
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 4, 2019